================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              September 8, 2008
--------------------------------------------------------------------------------

                             SPHERIX(R) INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-5576                  52-0849320
--------------------------------------------------------------------------------
      (State or other              (Commission            (I.R.S. Employer
        jurisdiction              File Number)           Identification No.)
     of incorporation)

    6430 Rockledge Drive, Suite 503, Bethesda, MD               20817
--------------------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code                  301-897-2540
--------------------------------------------------------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01. Other Events

      On September 8, 2008, Spherix Incorporated announced that it will seek stockholder approval to implement a reverse stock split at a Special Meeting of Stockholders on November 17, 2008, in an effort to meet the minimum per share market price requirements for continued listing on the NASDAQ Global Market. The date for determining stockholders of record entitled to receive notice of, and to vote at, the Special Meeting is September 19, 2008.

      A definitive proxy statement containing important stockholder information regarding the proposed reverse stock split will be mailed to all stockholders on or about September 26, 2008. Copies of the proxy statement will also be available at no charge from the Securities and Exchange Commission's website at www.sec.gov. Stockholders are urged to read the proxy statement prior to submitting their vote.

      The Company believes that a reverse stock split, which should result in a higher per share price and a corresponding lower number of total shares issued and outstanding at the time of implementation, should help increase the marketability of its stock to a broader range of potential new investors and enable the Company to attain the minimum $1.00 per share bid price for its common stock.

      The Company's Board of Directors is asking the stockholders to vote on and approve a proposal to effect a reverse split of the Company's common stock within a range of 1:5 to 1:20. The stockholders are being asked to grant authority to the Board of Directors to determine, in its discretion, the actual ratio of the reverse stock split immediately prior to the effective date of the reverse stock split, and when such reverse stock split should be implemented.

      As of September 3, 2008, there were 14,357,162 shares of Spherix Incorporated common stock outstanding. The reverse stock split would affect all Spherix Incorporated common stock and stock options outstanding immediately prior to the effective time of the reverse stock split, if approved.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Spherix Incorporated
                                         (Registrant)

                                         By:


                                         /s/ Claire L. Kruger
                                         ---------------------------------------
                                         Claire L. Kruger
                                         CEO and COO


                                         /s/ Robert L. Clayton
                                         ---------------------------------------
                                         Robert L. Clayton
                                         CFO and Treasurer


                                         Date:  September 8, 2008